UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2007

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South
Bloomington, Minnesota 55420
Telephone number: (952) 888-8801

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                        Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

As of April 10, 2007, The Toro Company (“Toro”), Toro Credit Company, a subsidiary of Toro (“Toro Credit”), Toro Manufacturing LLC, Exmark Manufacturing Company Incorporated, Toro International Company, Tover Overseas B.V., and Toro Factoring Company Limited, each of which is a subsidiary of Toro (collectively, the “Subsidiary Borrowers” and, collectively with Toro and Toro Credit, the “Borrowers”), executed and delivered Amendment No.3 to Credit Agreement, which had an effective date of February 28, 2007 (the “Amendment”), with certain lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as administrative agent, swing line lender, and L/C issuer (the “Agent”). The Amendment amends that certain Credit Agreement, dated as of September 8, 2004 (the “Original Credit Agreement” and, as amended to date, the “Credit Agreement”), which was previously amended by Amendment No.1 to Credit Agreement, dated as of October 25, 2005, and Amendment No.2 to Credit Agreement, dated as of January 10, 2007. A copy of the Original Credit Agreement was attached as an exhibit to Toro’s Current Report on Form 8-K filed on September 9, 2004.

Pursuant to the terms of the Amendment, the Lenders agreed to waive any and all defaults, if any, existing under the Credit Agreement due to the reclassification by Toro of certain of its previously issued financial information. Such reclassification is described in more detail in Toro’s Current Report on Form 8-K/A filed on February 28, 2007. In addition, the Amendment (i) revised the terms and conditions of the sale of accounts receivable by Toro and its subsidiaries that is permitted under the terms of the Credit Agreement, (ii) released Exmark Manufacturing Company Incorporated and Toro Manufacturing LLC from their respective obligations to be jointly liable for the obligations of the other Borrowers that arise under the Credit Agreement, and (iii) revised the consolidated total sales revenue covenant requirement so that the consolidated total sales revenue of Toro and Toro Credit at the end of each fiscal year may not be less than 50% of the consolidated total sales revenue of Toro and its subsidiaries at such time.

Under the Original Credit Agreement, the provisions describing permitted sales of receivables were tailored to apply to specific accounts receivable securitization facilities to which Toro and one of its affiliates were then parties. The Amendment replaced references to such specific accounts receivable securitization facilities that have since been terminated with more general language that permits the sale of accounts receivable under certain terms and conditions.

Bank of America, N.A. and its affiliates have in the past performed, and may in the future from time to time, perform, investment banking, financial advisory, lending and/or commercial banking services for Toro and its subsidiaries, for which service it has in the past received, and may in the future receive, customary compensation and reimbursement of expenses.

The description of the Amendment set forth above is qualified by the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by this reference.

Section 8 — Other Events

Item 8.01  Other Events

1. Horsepower Litigation Update.

In June 2004, eight individuals who claim to have purchased lawnmowers in Illinois and Minnesota filed a lawsuit in Illinois state court against the company and eight other defendants alleging that the horsepower labels on the products the plaintiffs purchased were inaccurate. The complaint, as amended, asserts violations of the federal Racketeer Influenced and Corrupt Organizations (RICO) Act and statutory and common law claims arising from the laws of 48 states. The plaintiffs seek certification of a class of all persons in the United States who, beginning January 1, 1994 through the present purchased a lawnmower containing a two stroke or four stroke gas combustible engines up to 30 horsepower that was manufactured or sold by the defendants. The amended complaint seeks an injunction, unspecified compensatory and punitive damages, treble damages under the RICO Act and attorneys’ fees. In May 2006, the case was removed to Federal court in the Southern District of Illinois. On March 30, 2007, the court entered an order dismissing plaintiffs’ complaint, subject to the ability to re-plead certain claims pursuant to a detailed written order to follow. We continue to evaluate this lawsuit and are unable to reasonably estimate the likelihood of loss or the amount or range of potential loss that could result from this litigation. Therefore, no accrual has been established for potential loss in connection with this lawsuit. We are also unable to assess at this time whether the lawsuit will have a material adverse effect on our annual consolidated operating results or financial condition, although an unfavorable resolution could be material to our consolidated operating results for a particular period.

2. Textron litigation

In July 2005, Textron Innovations Inc., the patent holding company of Textron, Inc., filed a lawsuit in Delaware Federal District Court against the company for patent infringement. Textron alleges that we willfully infringe certain claims of three Textron patents by selling certain of our Groundsmaster® commercial mowers. Textron seeks damages for our past sales and an injunction against future infringement. In August and November 2005, we answered the complaint, asserting defenses and counterclaims of non-infringement, invalidity and equitable estoppel. Following the Court’s order in October 2006 construing the claims of Textron’s patents, discovery in the case was closed in February 2007. In March 2007, following unsuccessful attempts to mediate the case, we filed with the United States Patent and Trademark Office to have Textron’s patents reexamined, and also requested that the Court stay the pending litigation, which is scheduled for trial in late June 2007. We continue to evaluate this lawsuit and are unable to reasonably estimate the likelihood of loss or the amount or range of potential loss that could result from the litigation. Therefore, no accrual has been established for potential loss in connection with this lawsuit. While we do not believe that the lawsuit will have a material adverse effect on our consolidated financial condition, an unfavorable resolution could be material to our consolidated operating results for a particular period.

Generally, we cannot be certain that our products or technologies have not infringed, or in the future will not infringe, the proprietary rights of others. Any such infringement could cause third parties to bring claims against us, resulting in significant costs, possible damages and substantial uncertainty. We could also be forced to develop a non-infringing alternative, which could be costly and time-consuming, or acquire a license, which we might not be able to do on terms favorable to us, or at all.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
10.1
Amendment No.3 to Credit Agreement, executed and delivered as of April 10, 2007 but effective as of February 28, 2007, by and among The Toro Company, Toro Credit Company, Toro Manufacturing LLC, Exmark Manufacturing Company Incorporated, Toro International Company, Tover Overseas B.V., and Toro Factoring Company Limited, each as a Borrower, each lender from time to time party thereto, and Bank of America, N.A., as administrative agent, swing line lender, and L/C Issuer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: April 13, 2007	By /s/ Stephen P. Wolfe
Stephen P. Wolfe
Vice President Finance
and Chief Financial Officer
(duly authorized officer and principal financial officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1
Amendment No.3 to Credit Agreement, executed and delivered as of April 10, 2007 but effective as of February 28, 2007, by and among The Toro Company, Toro Credit Company, Toro Manufacturing LLC, Exmark Manufacturing Company Incorporated, Toro International Company, Tover Overseas B.V., and Toro Factoring Company Limited, each as a Borrower, each lender from time to time party thereto, and Bank of America, N.A., as administrative agent, swing line lender, and L/C Issuer

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